UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2019

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(c) On March 5, 2019, the Board of Directors of Fortune Brands Home & Security, Inc. (“Fortune Brands” or the “Company”) appointed Mr. Nicholas I. Fink, age 44, as President and Chief Operating Officer of the Company, effective on that date.

Mr. Fink served as President of the Company’s Global Plumbing Group since August 2016. He joined the Company as Senior Vice President – Global Growth and Development in June 2015 and served in that position until he was promoted to President of the Global Plumbing Group. Before joining Fortune Brands, Mr. Fink held several management positions at Beam Suntory, Inc. and its predecessor beginning in June 2006, most recently serving as Senior Vice President and President, Asia-Pacific/South America.

There are no family relationships between Mr. Fink and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Fink’s compensation will continue to consist of an annual base salary, annual incentive award under the Company’s annual executive incentive plan and long-term incentive award under the Company’s long-term incentive plan. On March 5, 2019, based on the recommendation of the Company’s Compensation Committee, the Board of Directors of the Company approved an increase in Mr. Fink’s total target compensation, effective March 5, 2019, as follows:

Base Salary	$850,000
2019 Target Incentive Award (95% of base salary)	$807,500
2019 Long-Term Incentive Award	$3,000,000

The 2019 long-term incentive award was granted 50% in the form of performance share awards (“PSAs”), and 25% each in the form of restricted stock units (“RSUs”) and non-qualified stock options. The RSUs and the stock options granted to Mr. Fink will vest ratably over three years subject to his continued employment with the Company through each of the vesting dates. The PSAs will vest in shares of the Company’s common stock based on achievement of Company performance during the cumulative January 1, 2019 to December 31, 2021 performance period.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated March 5, 2019, issued by Fortune Brands Home & Security, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC. (Registrant)

By:	/s/ Robert K. Biggart
Name:	Robert K. Biggart
Title:	Senior Vice President, General Counsel and Secretary

Date: March 8, 2019